Separation Plan Announcement
Friday, December 2, 2011

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Statements in this call and presentation that set forth expectations or predictions are based on facts and situations that are known to us as of today, December 2, 2011.
Actual results may differ materially, due to risks and uncertainties, such as those described in our December 1 press release announcing the separation plan and on pages 17-25 of our 2010 Form 10-K and our other subsequent filings with the SEC. Statements in this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.
Disclosure

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
A New Chapter in Alexander & Baldwin’s History
Alexander & Baldwin’s Board of Directors has approved a plan to pursue the separation of the Company creating two companies better positioned to enhance long-term shareholder value. The separate companies will continue to reliably serve our customers and the
Hawaii community
 ▪ A&B: A Hawaii-based real estate and agricultural company with high-
 quality assets and operations that are well positioned for growth
 ▪ Matson: A Hawaii-based transportation company with a prominent brand, a superior fleet, complementary logistics services
 and the financial and operating capability to grow in other markets
3

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Call Agenda
Business Evolution and Transaction Summary -
 S. Kuriyama

4
5
A&B Overview and Strategic Outlook - C. Benjamin
Matson Overview and Strategic Outlook - M. Cox
Transaction Overview - J. Wine

Transaction Strategic Rationale - J. Wine
7
Concluding Remarks - S. Kuriyama
6
Q&A

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Real Estate (1949)
Agribusiness (1870)

▪Sugar plantation served as the foundation of the Company, eventually leading to energy production, property development, commercial real estate and shipping
Alexander & Baldwin: The Evolution of Our Business
Transportation (1969)

▪Matson founded in 1882
▪Sugar transport to the West Coast was the beginning of the core Hawaii trade
▪Matson became a wholly-owned subsidiary of A&B in 1969
▪Expansion to Guam and China followed
▪Logistics business began in 1987 in response to customer demand for coordination of transportation activities across multiple modes, including rail and highway

▪Development of homes for plantation workers evolved into residential and commercial development across the state
▪Commercial property experience commenced with commercial properties on Maui to service the local community, and through tax-deferred (1031) exchanges, has grown into a substantial portfolio of commercial properties in Hawaii and on the Mainland
Successful track
record of
strategically
entering and
exiting industries
over the years,
including:
Retail
Insurance
Container
Leasing
Hospitality
Oil Refining

Agribusiness 19%
Property Leasing 38%
Property Sales 43%

Revenue$371M

A&B PROPERTIES, INC.

HC&S

Logistics 9%
Ocean Transportation 91%

Revenue$1,451M

Matson

Matson Logistics

SSATerminals

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Operating Profit Mix*
LTM Revenue and
Operating Profit*
Leadership Team
Key Business Lines
Operating Profit $102M
Operating Profit $104M
Premier Hawaii Real Estate and
Agricultural Company
Two Independent, Publicly Traded Companies
A&B
Matson
* Based on LTM segment performance for the Real Estate and Agribusiness segments (A&B) and the Transportation segments (Matson) as of
 9/30/2011. Revenue and operating profit for A&B includes the results from income properties that were sold and classified as discontinued
 operations. Operating profit for Matson excludes losses from CLX2. Segment operating profit also excludes corporate overhead expenses not allocated to the segments.
Chairman & CEO - Stan Kuriyama
President & COO - Chris Benjamin
CFO - Paul Ito
Chairman - Walter Dods
President & CEO - Matt Cox
CFO - Joel Wine
Market Leading Ocean
Transportation and Logistics
Company
Focus

The Last Fifteen Years of Growth

(Excluding Discontinued Operations and Corporate Expenses and Assets Not Allocated to the Segments)

$ 315
$ 367
$ 510
1996 - 2000
2001 - 2005
2006 - 2010

$1,311
$700
1996
2010

$ 406
$ 465
$ 570
1996 - 2000
2001 - 2005
2006 - 2010

$1,169
$1,006
1996
2010

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Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
34%
39%
62%
Real Estate and
Agribusiness Five-
Year Operating Profit
(Millions)
Transportation Segments
Five-Year Operating Profit
(Millions)
Transportation Segments Assets
(Millions)
Real Estate and Agribusiness
Assets
(Millions)
41%

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Enhanced Strategic Direction and Focus
▪ Each company is now of sufficient scale to independently establish and achieve strategic priorities, growth strategies and financial objectives
▪ Board and management of each company will be able to focus exclusively on the operation and strategic direction of each business with more direct alignment of incentives

Growth Oriented Capital Structure	▪ Each company will be able to allocate capital in a manner best tailored to its business and have more direct access to capital to fund future growth

Separate Stock	▪ Each company will have its own separate stock, which can be used to facilitate acquisition opportunities and equity-based compensation arrangements

Greater Transparency	▪ Separation will allow for greater visibility into relative financial and operating performance

Sector-Specific Investors and Research Coverage
▪ Each company will appeal to a more focused shareholder base attracted to the particular business profile of that company and the specific industries in which it operates
▪ Each company expects to attract coverage by additional industry-specific analysts, providing the public and investment community with more information and perspectives on the two companies

Timing	▪ Relatively stable point in each business’ investment cycle ▪ Businesses are poised for further growth
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Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
▪ 88,000 acres of land in Hawaii
▪ Fourth-largest private land-owner in the State
▪ Portfolio of 44 commercial properties in
 Hawaii and 8 Mainland states
 (7.9 million square feet with 2010 NOI of $56M)
▪ Resort, primary residential and commercial
 development portfolio (2,500 units)
▪ Largest agricultural operation in Hawaii
▪ Significant producer of renewable energy
Both Companies’ Unique Assets Position Them Well to
Deliver Shareholder Value
A&B
▪ 17 Jones Act Vessels
▪ 47,000 company-owned containers and
 equipment
▪ Dedicated terminal facilities in Hawaii
▪ 35 percent ownership in SSA Terminals
▪ Top 10 domestic logistics company
Matson

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Hawaii: Poised for Growth
▪ Positive economic trends in the State are
 expected to support future growth for both
 A&B and Matson
 ‒ Visitor expenditures on near-record pace
 ‒ Unemployment of 6.4 percent is well below
 the national average
▪ International tourism, especially from China
 and Korea, presents a huge growth
 opportunity for Hawaii tourism and the
 economy generally
 ‒ Hawaii is among the world’s most desirable
 vacation destinations
 ‒ Experience catering to Asian tourists
▪ Real estate has bottomed and is poised
 for recovery
▪ Infrastructure projects, like the planned
 $5 billion rail project for Honolulu, are
 expected to support expansion of Hawaii’s
 construction industry

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
A&B: Deep Knowledge and Expertise in Hawaii Real Estate
Competitive Advantages
Strategy
▪ Focus on entitlement / development of core
 Hawaii lands
▪ Position portfolio of pipeline projects for
 market recovery
▪ Investment in high-returning real estate
 opportunities across Hawaii
▪ Targeted investment in complementary
 Hawaii markets
▪ Optimize returns from diversified Hawaii commercial
 portfolio with targeted Mainland commercial assets
▪ Leverage joint venture opportunities to maximize risk
 adjusted return
▪ Grow renewable energy operations
▪ Extensive expertise in entitling and developing
 Hawaii real estate
▪ Established track record of working with
 communities and government agencies to meet
 Hawaii’s needs
▪ Over a century of farming and renewable
 energy expertise
▪ Strong investment discipline embedded in culture
▪ Wide range of in house resources with full
 spectrum of development capabilities
▪ Strong balance sheet

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
▪ Original developer in the early 1970s
▪ Sold in 1989, repurchased 270 acres in 2003
▪ Sold/developed 100 acres, recapturing
 investment
▪ 170 remaining acres fully zoned for
 residential and commercial uses with a plan
 for up to 700 units
▪ 27 acres in active development
A&B: Successful Development Track Record
Wailea
▪ Completed in 2008
▪ 352 residential units
▪ Located near downtown Honolulu
Urban Oahu Condos
▪ Completed in 2005
▪ 100 two-bedroom units
▪ Located in the heart of Waikiki
▪ First condo development in
 Waikiki in 10 years
▪ Completed in 2006
▪ 347 luxury residential units
▪ Overlooks Ala Moana Beach Park
Lanikea
Hokua
Keola La’i

HALEAKALA HIGHWAY
KAHULUI AIRPORT
MBP II - NORTH
HANA HIGHWAY

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Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
A&B: Development Pipeline

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
A&B: Value Creation Drivers and Metrics
Key Metrics
Business	Statistical Drivers	Performance Measures
Commercial Real Estate	▪ Occupancy ▪ “Same Store” performance	▪ Net operating income ▪ Funds from operations
Property Development	▪ Acres entitled and/or permitted ▪ Development inventory ▪ Development sales (Lot/unit closings)	▪ Sales margin ▪ Long-term returns on development capital
New Growth Initiatives	▪ Opportunities evaluated and investments made	▪ Earnings and returns on new growth investments
Agribusiness and Land Stewardship	▪ Pricing ▪ Sugar/power production/sales ▪ Sugar yields (TSA) ▪ New energy initiatives	▪ Operating profit ▪ Operating cash flow

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
A&B: A Unique and Differentiated Investment in a
Hawaii-Focused Real Estate Company
▪ “Hawaii Play”: public real estate company
 positioned to capitalize on Hawaii upside
▪ Strong track record in creating shareholder
 value from real estate investments and deep
 understanding of Hawaii
▪ Irreplaceable asset base
▪ Large and diversified commercial
 real estate portfolio
▪ Substantial embedded internal growth
 opportunities with a pipeline of over a dozen
 development projects
▪ Growth-oriented capital structure with healthy
 balance sheet and strong liquidity
▪ Experienced management team with
 aligned incentives

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Matson:
A Premier Ocean Transportation and Logistics Company
Competitive Advantages
Strategy
▪ Focus on world class customer service
▪ Position to grow faster than the overall
 Hawaii economy
▪ Pursue growth in Guam routes through the
 upcoming U.S. military realignment toward Asia
▪ Pursue other expansion
▪ Capitalize on global trade growth through SSA
 Terminals joint venture
▪ Organic expansion of highway brokerage,
 intermodal and warehousing services
▪ Develop international freight forwarding and
 consolidation offerings with a focus on China
▪ Powerful brand name
▪ Leading position in two domestic markets—Hawaii
 and Guam
▪ Outstanding reputation in China
▪ Excel at serving niche markets
▪ Strategically located terminals in Hawaii
▪ Dedicated West Coast terminals through ownership
 in one of the largest West Coast terminal operators
▪ Strong operating discipline
▪ Strong cash flows, balance sheet, and liquidity
▪ Integrated top-tier logistics capability to meet
 customer needs

CHINA
Shanghai
Ningbo
Xiamen
Guam
F.S.M.
Honolulu, Hawaii
Seattle
Portland
UNITED STATES
Oakland
Long Beach

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Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Matson: Connecting the Pacific Unlike Anyone Else
Reserve Vessels - 4 Ships & 1 Barge
SS Kauai
SS Lihue
SS Lurline
SS Matsonia
Mauna Kea
Hawaii / Guam / China Service - 5 Ships
MV Manukai
MV Manulani
MV Maunalei
MV Maunawili
MV RJ Pfeiffer
Inter-Island Barge Network
Haleakala
Mauna Loa
Waialeale
Hawaii Turnaround Service - 4 Ships
MV Mahimahi
MV Manoa
MV Mokihana
SS Maui

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Matson: Value Creation Drivers and Metrics
Key Metrics
Business	Statistical Drivers	Performance Measures
Ocean Transportation	▪ Vessel on-time performance ▪ Capacity utilization ▪ Freight rates and volumes	▪ EBITDA ▪ Operating profit ▪ Operating margin ▪ Return on invested capital ▪ EPS
Logistics	▪ Volumes ▪ Gross profit margin	▪ Revenue growth ▪ Operating profit ▪ Operating margin ▪ Return on invested capital
SSAT	▪ Lifts ▪ Profit by terminal ▪ Stevedoring productivity	▪ Interest in joint venture earnings

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Matson: A Premier Transportation Company Poised to
Deliver Value
▪ Leading shipping company in the Pacific with strong
 brand reputation
▪ Unmatched customer service and best-in-class
 on-time delivery
▪ Competitive advantage in premium
 China-Long Beach service
▪ Well-positioned for market recoveries in core trades
 and military build up in Guam trade
▪ Superior asset quality - fleet (18-year average age of
 active fleet) and harbor infrastructure
▪ Logistics creates a strong, viable growth platform
▪ Highly strategic 35 percent ownership in
 SSA Terminals joint venture
▪ Attractive dividend to complement core business growth
▪ Experienced management team with aligned incentives

Alexander & Baldwin Separation Plan Announcement ● December 2, 2011
Transaction Overview
Structure	▪ As of the record date, shareholders of Alexander & Baldwin will own one share of A&B stock and one share of Matson stock for each existing share ▪ Tax-free spin

Timing & Approvals
▪ Expect transaction to close in the 2H of 2012
▪ Receipt of favorable IRS ruling and tax opinion
▪ Filing and effectiveness of registration statement with the SEC
▪ Final approval by board of directors

Capital Structures & Financial Policies
▪ Approximately 40 percent of debt will be allocated to A&B
▪ Approximately 60 percent of debt will be allocated to Matson
▪ Both companies will retain strong credit metrics and balance sheets
▪ Matson will pay an attractive dividend at or above market averages, currently project to be in the range of 50 to 70 cents per share annually
▪ A&B will not pay a dividend, consistent with other real estate development peers, in order to maximize investment potential in new, high-returning opportunities
▪ Until the separation is completed, the Company expects to maintain its regular quarterly dividend

Business Impact
▪ Both companies will be incorporated and headquartered in Hawaii, and thus, will remain a driving force in the Hawaii economy
▪ No interruption in operations or service to our communities, our customers, vendors or government officials
▪ The general public will not experience any changes in the way we do business or the people they do business with
▪ As the land and transportation businesses already perform their day-to-day functions independently, there will be very little change to each business’ organizational structure
▪ No net loss in jobs

■

Separation Plan Announcement
Friday, December 2, 2011